John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 1, 2020, and payable on June 30, 2020. No action is required on your part.

Distribution Period:	June 2020

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable June 30, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

	For the period 6/1/2020-6/30/2020		For the fiscal year-to-date period 11/1/2019-6/30/2020 [1]
Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions ($)	% Breakdown of the Total Cumulative Distributions
Net Investment Income	0.0791	81%	0.6064	78%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0017	2%	0.0157	2%
Return of Capital or Other Capital Source	0.0167	17%	0.1573	20%

Total per common share	0.0975	100%	0.7794	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2020	5.00%

Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2020	9.24%

Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2020	-15.42%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2020	6.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 1, 2020, and payable on October 30, 2020. No action is required on your part.

Distribution Period:	October 2020

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable October 30, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

	For the period 10/1/2020-10/31/2020		For the fiscal year-to-date period 11/1/2019-10/31/2020 [1]
Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions ($)	% Breakdown of the Total Cumulative Distributions
Net Investment Income	0.0604	62%	0.9045	77%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0371	38%	0.2643	23%
Return of Capital or Other Capital Source	0.0000	0%	0.0000	0%

Total per common share	0.0975	100%	1.1688	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2020	5.84%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2020	9.32%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2020	-13.56%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2020	9.31%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

The Fund has declared the October 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 1, 2020, and payable on September 30, 2020. No action is required on your part.

Distribution Period:	September 2020

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable September 30, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

	For the period 9/1/2020-9/30/2020		For the fiscal year-to-date period 11/1/2019-9/30/2020 [1]
Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions ($)	% Breakdown of the Total Cumulative Distributions
Net Investment Income	0.0780	80%	0.8402	78%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0064	7%	0.0000	0%
Return of Capital or Other Capital Source	0.0131	13%	0.2311	22%

Total per common share	0.0975	100%	1.0713	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2020	6.30%

Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2020	9.08%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2020	-11.91%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2020	8.31%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 3, 2020, and payable on August 31, 2020. No action is required on your part.

Distribution Period:	August 2020

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable August 31, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

	For the period 8/1/2020-8/31/2020		For the fiscal year-to-date period 11/1/2019-8/31/2020 [1]
Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions ($)	% Breakdown of the Total Cumulative Distributions
Net Investment Income	0.0827	85%	0.7625	78%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0148	15%	0.2115	22%

Total per common share	0.0975	100%	0.9740	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2020	5.59%

Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2020	9.15%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2020	-13.25%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2020	7.62%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 1, 2020, and payable on July 31, 2020. No action is required on your part.

Distribution Period:	July 2020

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable July 31, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

	For the period 7/1/2020-7/31/2020		For the fiscal year-to-date period 11/1/2019-7/31/2020 [1]
Source	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions ($)	% Breakdown of the Total Cumulative Distributions
Net Investment Income	0.0655	67%	0.6758	77%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0014	2%	0.0000	0%
Return of Capital or Other Capital Source	0.0306	31%	0.2009	23%

Total per common share	0.0975	100%	0.8767	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2020	5.23%

Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2020	9.56%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2020	-17.60%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2020	7.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.